UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2024

Inspirato Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-39791	85-2426959
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1544 Wazee Street Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 839-5060

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ISPO	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	ISPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2024, the Board of Directors of Inspirato Inc. (the “Board”) approved the Inspirato Incorporated 2024 Inducement Plan (the “2024 Inducement Plan”). The terms of the 2024 Inducement Plan are substantially similar to the terms of the Company’s 2021 Equity Incentive Plan with the exception that incentive stock options may not be issued under the 2024 Inducement Plan and awards under the 2024 Inducement Plan may only be issued to eligible recipients under the applicable Nasdaq Listing Rules. The 2024 Inducement Plan was adopted by the Board without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules.

The Board has initially reserved 2,000,000 shares of the Company’s Class A common stock, par value $0.0001, for issuance pursuant to awards granted under the 2024 Inducement Plan. In accordance with Rule 5635(c)(4) of the Nasdaq Listing Rules, awards under the 2024 Inducement Plan may only be made to eligible recipients under the applicable Nasdaq Listing Rules.

A complete copy of the 2024 Inducement Plan and the forms of award agreements to be used thereunder are filed herewith as Exhibit 10.1 and incorporated herein by reference. The above summary of the 2024 Inducement Plan does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 7.01.	Regulation FD Disclosure.

On August 16, 2024, the Company issued a press release reflecting the matters discussed in Item 5.02 of this current report on Form 8-K. The full text of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	Inspirato Incorporated 2024 Inducement Plan
99.1	Press Release, dated as of August 12, 2024
104	Cover Page Interactive Data File ( embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2024

INSPIRATO INCORPORATED

By:	/s/ Robert Kaiden
	Name:	Robert Kaiden
	Title:	Chief Financial Officer